UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 19, 2010

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3120 Breckenridge Blvd.

Duluth, Georgia 30099

(Address of Principal Executive Offices)

(770) 381-1000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Election of Directors

On August 19, 2010, the Board of Directors increased the size of the Board to eight members and elected Ellyn A. McColgan as a member of the Board of Directors of Primerica, Inc. (“Primerica”) for a term expiring at Primerica’s 2011 annual meeting of stockholders. Ms. McColgan has not yet been appointed to any committees of the Board of Directors.

Ms. McColgan, age 56, was the President and Chief Operating Officer of the Global Wealth Management Group of Morgan Stanley from April 2008 through January 2009. From April 1990 through August 2007, Ms. McColgan was a senior executive at Fidelity Investments, serving as President of Distribution and Operations from April 2007 through August 2007, as President, Fidelity Brokerage Company from October 2002 to April 2007, as President, Fidelity Institutional Services from April 2001 through October 2002, as President, Fidelity Institutional Retirement Group from April 2000 through April 2001 and as President, Fidelity Tax-Exempt Services Company from November 1996 through April 2000.

In connection with her election, Ms. McColgan was awarded 2,819 shares of Primerica restricted stock under Primerica’s Omnibus Incentive Plan, which shares vest in three equal installments on each anniversary of the grant dates. Ms. McColgan also will be entitled to receive the director compensation described in Primerica’s Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on November 5, 2009, as last amended on March 31, 2001, in connection with Primerica’s initial public offering (the “Registration Statement”). In addition, Primerica has entered into an indemnification agreement with Ms. McColgan pursuant to which Primerica is required to indemnify Ms. McColgan against certain liabilities which may arise by reason of her status or service as a director and to advance to her expenses, subject to reimbursement if it is determined that she is not entitled to indemnification. The form of such indemnification agreement has been filed as an exhibit to the Registration Statement.

A copy of a press release dated August 19, 2010 announcing Ms. McColgan’s election to the Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 19, 2010 – Primerica’s Board of Directors Elects Ellyn A. McColgan as a Board Member

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2010	PRIMERICA, INC.

/s/ Peter W. Schneider
Peter W. Schneider
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 19, 2010 – Primerica’s Board of Directors Elects Ellyn A. McColgan as a Board Member

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